Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Array BioPharma Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(a)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act; of 1934, amended, and

(b)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date November 2, 2011

/s/ Robert E. Conway

Robert E. Conway
Chief Executive Officer

/s/ R. Michael Carruthers

R. Michael Carruthers
Chief Financial Officer